UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue

New York, New York 10016

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ Stock Market

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTN	NASDAQ Stock Market

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTM	NASDAQ Stock Market

6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTL	NASDAQ Stock Market

7.000% Series G Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTZ	NASDAQ Stock Market

9.125% Senior Notes due 2029	NYMTI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 14, 2025, New York Mortgage Trust, Inc., a Maryland corporation (the “Company”), completed the issuance and sale of $82.5 million aggregate principal amount of its 9.125% Senior Notes due 2030 (the “Notes”), which includes $7.5 million aggregate principal amount of the Notes issued and sold pursuant to the Underwriters' (as defined below) partial exercise of their over-allotment option granted pursuant to the Underwriting Agreement (as defined below), in a public offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-281046) (the “Registration Statement”) and a related prospectus, as supplemented by a preliminary prospectus supplement, dated January 8, 2025 and a final prospectus supplement dated January 8, 2025, each filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $11.25 million aggregate principal amount of the Notes to cover over-allotments, which the Underwriters exercised in part on January 13, 2025.

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of January 8, 2025, by and among the Company and Morgan Stanley & Co. LLC, Piper Sandler & Co., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), whereby the Company agreed to sell to the Underwriters and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes. The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The Notes were issued at 100% of the principal amount, bear interest at a rate equal to 9.125% per year, payable in cash quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, beginning on April 1, 2025, and are expected to mature April 1, 2030 (the “Maturity Date”), unless earlier redeemed. The Company may redeem the Notes in whole or in part at any time or from time to time at the Company’s option on or after April 1, 2027, upon not less than 30 days nor more than 60 days written notice to holders prior to the redemption date, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as described in greater detail in the Indenture (as defined below).

The Notes were issued under the indenture, dated January 23, 2017 (the “Base Indenture”), as supplemented by the third supplemental indenture, dated January 14, 2025 (the “Third Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee. The Notes are senior unsecured obligations of the Company that rank senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes, equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated, including the Company’s 5.75% Senior Notes due 2026 and 9.125% Senior Notes due 2029, effectively subordinated in right of payment to any of the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) and (to the extent not held by the Company) preferred stock, if any, of the Company’s subsidiaries and of any entity the Company accounts for using the equity method of accounting.

The Indenture contains customary events of default. If there is an event of default under the Notes, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any), may be declared immediately due and payable, subject to certain conditions set forth in the Indenture.

The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, are expected to be approximately $79.3 million. The Company intends to use the net proceeds from this offering for general corporate purposes, which may include, among other things, acquiring the Company’s targeted assets, including both single-family and multi-family residential assets, and various other types of mortgage-, residential housing- and credit-related assets that the Company may target from time to time and general working capital purposes.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. Copies of the Base Indenture, the Third Supplemental Indenture and the form of the Notes are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the form of the Notes. In connection with the registration of the Notes under the Securities Act, the legal opinions of Venable LLP and Vinson & Elkins L.L.P. relating to the legality of the Notes are attached as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
1.1	Underwriting Agreement, dated January 8, 2025, by and among the Company and Morgan Stanley & Co. LLC, Piper Sandler & Co., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein.

4.1	Indenture, dated January 23, 2017, between the Company and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K, dated January 23, 2017).

4.2	Third Supplemental Indenture, dated January 14, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.11 to the Company’s Registration Statement on Form 8-A, dated January 14, 2025).

4.3	Form of 9.125% Senior Notes Due 2030 of the Company (attached as Exhibit A to the Third Supplemental Indenture, incorporated herein by reference to Exhibit 4.11 to the Company’s Registration Statement on Form 8-A, dated January 14, 2025).

5.1	Opinion of Venable LLP regarding the legality of the Notes.

5.2	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Notes.

8.1	Opinion of Vinson & Elkins L.L.P. regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.2 and 8.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

By:	/s/ Kristine R. Nario-Eng
Name: Kristine R. Nario-Eng
Title: Chief Financial Officer

Date: January 14, 2025

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